SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

JNL Series Trust

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (the “Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

The Information Statement describes certain events and transactions that have been deemed to result in an “assignment” of the current Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC (“JNAM” or “Adviser”) and OppenheimerFunds, Inc. (“Oppenheimer”).

The Information Statement is furnished to shareholders of the JNL/Oppenheimer Emerging Markets Innovator Fund and the JNL/Oppenheimer Global Growth Fund (together, the “JNL/Oppenheimer Funds”) on behalf of the Board of Trustees (the “Board”) of the Trust, a Massachusetts business trust, located at 1 Corporate Way, Lansing, Michigan 48951.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit: www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Oppenheimer Emerging Markets Innovator Fund

JNL/Oppenheimer Global Growth Fund

July 23, 2019

Table Of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	INTRODUCTION

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 127 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with, and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds. While the sub-advisers are primarily responsible for the day-to-day portfolio of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The purpose of this information statement (the “Information Statement”) is to provide you with information about the sub-advisory arrangement between JNAM and OppenheimerFunds, Inc. (“Oppenheimer”), the investment sub-adviser to the JNL/Oppenheimer Emerging Markets Innovator Fund and the JNL/Oppenheimer Global Growth Fund (together, the “JNL/Oppenheimer Funds”), and certain events and transactions that have been deemed to result in an “assignment” of the Amended and Restated Investment Sub-Advisory Agreement, effective December 1, 2012, as amended, between JNAM and Oppenheimer (the “Oppenheimer Sub-Advisory Agreement”), as the term “assignment” is defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the 1940 Act.

This Information Statement is provided in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Order”) granted to the Trust and JNAM by the U.S. Securities and Exchange Commission (the “SEC”). The Order permits the Adviser to enter into sub-advisory agreements with Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without shareholder approval. The Adviser, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. The Order requires that notice and certain information be sent to shareholders of a Fund informing them of a change in a Fund’s Sub-Adviser.

Until May 24, 2019, Oppenheimer was the Sub-Adviser to the JNL/Oppenheimer Funds. Oppenheimer, a Delaware corporation and registered investment adviser, is located at 225 Liberty Street, New York, New York 10281. Oppenheimer, and its subsidiaries and controlled affiliates, managed more than $213.9 billion in assets as of December 31, 2018. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company indirectly controlled by Massachusetts Mutual Life Insurance Company (“MassMutual”). On October 18, 2018, Oppenheimer notified JNAM of a pending change of control, whereby MassMutual entered into a definitive agreement to sell Oppenheimer to Invesco Ltd. (“IVZ”), a global investment management company and ultimate parent to Invesco Advisers, Inc. (“Invesco”) (the “Invesco Transaction”) on or about May 24, 2019. In turn, MassMutual and the Oppenheimer employee shareholders will receive a combination of common and preferred equity consideration, and MassMutual will become a significant shareholder in IVZ, with an approximate 15.7% stake. Invesco is an investment adviser located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 and serves as a Sub-Adviser to other Funds of the Trust.

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The Invesco Transaction is not expected to result in any changes to the personnel responsible for managing the JNL/Oppenheimer Funds. However, as a result of this transaction, which closed on May 24, 2019, the Oppenheimer Sub-Advisory Agreement terminated. This is because the 1940 Act, which regulates investment companies such as the JNL/Oppenheimer Funds, requires investment advisory agreements to terminate automatically when there is a “change of control” of the investment adviser or sub-adviser. The Invesco Transaction, which changed the ownership of Oppenheimer and its investment advisory business, is considered a “change of control” of Oppenheimer.

As a result of the “change of control” of Oppenheimer and the resulting termination of the Oppenheimer Sub-Advisory Agreement, an amendment to add the JNL/Oppenheimer Funds (the “Amendment”) to the Amended and Restated Investment Sub-Advisory Agreement, effective December 1, 2012, as amended, between JNAM and Invesco (the “Invesco Sub-Advisory Agreement”) was required. At a quarterly meeting of the Board held on February 27-March 1, 2019, the Board, including the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, JNAM, and Oppenheimer (the “Independent Trustees”), approved the Amendment.

Section 15(f) of the 1940 Act

Invesco has agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, there must not be any “unfair burden” imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction. Section 15(f) defines “unfair burden” to include any arrangement during the two-year period after the transaction in which the adviser or predecessor adviser, or any interested person of the adviser or predecessor adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Invesco informed the Board and the Adviser that, after reasonable inquiry, it is not aware of any express or implied term, condition, arrangement or understanding that would impose an “unfair burden” on the JNL/Oppenheimer Funds as a result of the transaction.

This Information Statement is being provided to contract owners whose purchase payments have been allocated to the JNL/Oppenheimer Funds as of July 15, 2019. It will be mailed on or about July 29, 2019.

II.	Investment Sub-Advisory Agreement with Invesco Advisers, Inc.

Oppenheimer has served as Sub-Adviser to the JNL/Oppenheimer Funds pursuant to the Oppenheimer Sub-Advisory Agreement, which was initially approved by the Board at a meeting held on November 27 – 28, 2012 and approved annually thereafter. The Oppenheimer Sub-Advisory Agreement was most recently approved by the Board at a meeting held on August 27-29, 2018.

The Invesco Transaction resulted in an “assignment” and, therefore, an automatic termination of the Oppenheimer Sub-Advisory Agreement. JNAM recommended, and the Board subsequently approved, the Amendment to the Invesco Sub-Advisory Agreement to be effective upon closing of the Invesco Transaction. The Board approved the Amendment to the Invesco Sub-Advisory Agreement at a meeting held on February 27-March 1, 2019. Please refer to Exhibit A for the full Invesco Sub-Advisory Agreement, including the Amendment. Pursuant to the Order, you are not required to approve the Amendment to the

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Invesco Sub-Advisory Agreement because Invesco is not affiliated with JNAM. On May 24, 2019, the Amendment to the Invesco Sub-Advisory Agreement took effect.

The material terms of the Invesco Sub-Advisory Agreement between JNAM and Invesco are substantially similar to the Oppenheimer Sub-Advisory Agreement. The Invesco Sub-Advisory Agreement provides that it will remain in effect for two years from its initial term, and thereafter from year to year through September 30 of each successive year only so long as the continuance is approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Funds, and by vote of a majority of the Independent Trustees. The Invesco Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust, Adviser, or Invesco. The Invesco Sub-Advisory Agreement also terminates immediately in the event of its assignment.

The Invesco Sub-Advisory Agreement generally provides that Invesco, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM, the Funds or the Trust’s directors, officers, employees, agents, or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds, or JNAM in connection with the performance of Invesco’s duties, except for a loss resulting from Invesco’s willful misfeasance, bad faith, reckless disregard, or gross negligence in the performance of its duties or obligations.

No changes have been made to the investment objectives, principal investment strategies, or advisory and sub-advisory fees of the JNL/Oppenheimer Funds.

The change in control of Oppenheimer will not increase any fee or expense to be paid by the JNL/Oppenheimer Funds. The advisory fees for the JNL/Oppenheimer Funds did not change. The JNL/Oppenheimer Funds pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Oppenheimer Emerging Markets Innovator Fund
Advisory Fee Rates Before and After the Change in Control
Average Daily Net Assets	Annual Rate
$0 to $500 million	1.00%
$500 million to $1 billion	0.950%
$1 billion to $3 billion	0.900%
$3 billion to $5 billion	0.890%
Over $5 billion	0.880%

JNL/Oppenheimer Global Growth Fund
Advisory Fee Rates Before and After the Change in Control
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.500%
$3 billion to $5 billion	0.490%
Over $5 billion	0.480%

The aggregate rate of advisory fees to be paid to JNAM for each of the JNL/Oppenheimer Funds will not change as a result of the change in control of Oppenheimer. The following table sets forth the aggregate amount of advisory fees paid by each of the JNL/Oppenheimer Funds from its operations for the one-year period ended December 31, 2018.

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Fund Name	Actual Fees
JNL/Oppenheimer Emerging Markets Innovator Fund	$5,376,392
JNL/Oppenheimer Global Growth Fund	$13,054,273

The sub-advisory fee rate paid by the Adviser to Invesco under the Invesco Sub-Advisory Agreement is the same as the sub-advisory fee rate paid by the Adviser to Oppenheimer under the Oppenheimer Sub-Advisory Agreement. JNAM pays Invesco a sub-advisory fee equal to a percentage of each of the JNL/Oppenheimer Fund’s average daily net assets based on the below schedules. For the purpose of calculating the sub-advisory fee for each of the JNL/Oppenheimer Funds under the Invesco Sub-Advisory Agreement, the following fee discount will be applied to total sub-advisory fees based on the average daily aggregate net assets of the Funds of the Trust sub-advised by Invesco and its affiliate, Invesco Hong Kong Limited: 2.5% fee reduction for assets between $0 and $2.5 billion, 3.0% fee reduction for assets between $2.5 billion and $5 billion, 5% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, a 10% fee reduction for assets over $10 billion.

JNL/Oppenheimer Emerging Markets Innovator Fund
Sub-Advisory Fee Rates Before and After the Change in Control
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.80%
Over $500 million	0.70%

JNL/Oppenheimer Global Growth Fund
Sub-Advisory Fee Rates Before and After the Change in Control
Average Daily Net Assets	Annual Rate
$0 to $1 billion	0.30%*
Over $1 billion	0.23%
* When net assets exceed $1 billion, the annual rate will be 0.23%.

For the year ended December 31, 2018, JNAM paid Oppenheimer $4,267,925 in sub-advisory fees for its services to the JNL/Oppenheimer Emerging Markets Innovator Fund and $6,004,978 in sub-advisory fees for its services to the JNL/Oppenheimer Global Growth Fund.

III.	Description of Invesco Advisers, Inc.

Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco is a registered investment adviser and Delaware corporation. Invesco, an investment adviser since 1976, is an indirect, wholly owned subsidiary of IVZ, a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of March 31, 2019, Invesco managed approximately $954.8 billion in assets.

Executive/Principal Officers and Directors of Invesco:

Name	Principal Address	Title
Gregory Gerard McGreevey	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	President and Chief Executive Officer, Director
Jeffrey Howard Kupor	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Senior Vice President and Secretary

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Name	Principal Address	Title
Robert Raymond Leveille	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Chief Compliance Officer
Mark William Gregson	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Controller
Annette Janecka Lege	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Chief Accounting Officer, Chief Financial Officer and Treasurer
Andrew Ryan Schlossberg	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Senior Vice President, Director
Michael Kevin Cronin	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Senior Vice President
Leslie Ann Schmidt	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Senior Vice President
Gary Kevin Wendler	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Senior Vice President
John Mark Zerr	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Senior Vice President
David Colvin Warren	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Senior Vice President
Richard Scott Dennis	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Senior Vice President
Robert Harris Rigsby	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Senior Vice President
Crissie McMennamy Wisdom	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Anti-Money Laundering Compliance Officer
Sheri Steward Morris	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Vice President
John Anthony Galateria	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Vice President
Kevin Michael Carome	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Director
Loren Michael Starr	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Director
Colin Meadows	1555 Peachtree Street, N.E., Atlanta, Georgia 30309	Director

The following entity directly owns 100% of the outstanding voting securities of Invesco.

Name	Address
Invesco Group Services, Inc.	1555 Peachtree Street, N.E., Atlanta, Georgia 30309

Invesco is solely owned by Invesco Group Services, Inc. (“IGS”). IGS is 100% owned by Invesco Holding Company (US), Inc., located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, which is 100% owned by Invesco Holdings Company Limited, located at Perpetual Park Drive, Henley-On-Thames, RG9 1HH United Kingdom, which is 100% owned by the ultimate parent company, IVZ, located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. IVZ is a publicly traded independent global investment management firm.

As the Sub-Adviser to the JNL/Oppenheimer Funds, Invesco provides the JNL/Oppenheimer Funds with investment research, advice, and supervision and manages the JNL/Oppenheimer Funds’ portfolios consistent with its investment objectives and policies, including the purchase, retention, and disposition of securities. The principal investment strategies of the JNL/Oppenheimer Funds are discussed in the JNL/Oppenheimer Funds’ Prospectus under “Principal Investment Strategies” and the principal risks of

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investing in the JNL/Oppenheimer Funds are discussed in the JNL/Oppenheimer Funds’ Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of [July 15, 2019], no Trustee or officer of the Trust were officers, employees, directors, general partners or shareholders of Invesco, and no Trustee or officer of the Trust owned securities or had any other material direct or indirect interest in Invesco or any other entity controlling, controlled by or under common control with Invesco. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2018, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which Invesco, any parent or subsidiary of Invesco, or any subsidiary of the parent of such entities was or is to be a party.

JNL/Oppenheimer Emerging Markets Innovator Fund

The Fund’s portfolio is managed by Justin Leverenz, CFA, and Heidi Heikenfeld, CFA, who are primarily responsible for the day-to-day management of the JNL/Oppenheimer Emerging Markets Innovator Fund’s investments. Mr. Leverenz and Ms. Heikenfeld have each been a Vice President and portfolio manager of the JNL/Oppenheimer Emerging Markets Innovator Fund since its inception.

Mr. Leverenz is a portfolio manager of Invesco and/or its affiliates since May 2019. Prior to 2019, Mr. Leverenz was the Director of Emerging Markets Equities Oppenheimer since January 2013, a Senior Vice President of the Sub-Adviser since November 2009 and was a Vice President of Oppenheimer from July 2004 to October 2009. Mr. Leverenz was the Head of Research in Taiwan and Director of Pan-Asian Technology Research for Goldman Sachs from 2002 to 2004. He was an Analyst and Head of Equity Research in Taiwan for Barclays de Zoete Wedd (now Credit Suisse) from 1993 to 1995 and from 1997 to 2000, respectively. He was a portfolio manager at Martin Currie Investment Management from 1995 to 1997.

Ms. Heikenfeld is a portfolio manager of Invesco and/or its affiliates since May 2019. Prior to 2019, Ms. Heikenfeld was a Vice President of Oppenheimer since January 2011 and Director of Equity Research with Oppenheimer since December 2012. She joined the Developing Markets Team of Oppenheimer in January 2013. From 2002 to 2012, she worked on the Global Equity Team with Oppenheimer. She was a Senior Research Analyst from 2008 to 2012 and an Analyst from 2000 to 2008, with Oppenheimer. Prior to that, she was a bond analyst with Oppenheimer from 2000 to 2002.

JNL/Oppenheimer Global Growth Fund

The portfolio manager of the JNL/Oppenheimer Global Growth Fund is John Delano, CFA. Mr. Delano is a portfolio manager of Invesco and/or its affiliates since May 2019. Prior to 2019, Mr. Delano was a Vice President and Director of Equity Research, Global Team of Oppenheimer since 2010. Prior to that, Mr. Delano served as Director of Equity Research, Growth Team, of Oppenheimer since 2007. Mr. Delano is principally responsible for the day-to-day management of the JNL/Oppenheimer Global Growth Fund's portfolio. Mr. Delano has been a manager of the JNL/Oppenheimer Global Growth Fund since April 2017 and a Portfolio Manager at Oppenheimer since March 2017. He has earned the right to use the Chartered Financial Analyst designation.

IV.	Other Investment Companies Advised by Invesco Advisers, Inc.

Prior to the Invesco Transaction, Invesco did not act as an adviser to any other fund having similar investment objectives and policies as those of either Fund. However, the following tables set forth the size and rate of compensation for the funds Invesco will advise, subject to the close of the Invesco Transaction, having similar investment objectives and policies as those of the JNL/Oppenheimer Funds.

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JNL/Oppenheimer Global Growth Fund
Similar Mandate(s)	Assets Under Management as of March 31, 2019 (USD $ millions)	Rate of Compensation
Oppenheimer Global Fund	$10,980.19	$0 to $250M	0.80%
		Next $250M	0.77%
		Next $500M	0.75%
		Next $1,000M	0.69%
		Next $1,500M	0.67%
		Next $2,500M	0.65%
		Next $2,500M	0.63%
		Next $2,500M	0.60%
		Next $4,000M	0.58%
		Next $8,000M	0.56%
		Remainder	0.54%
Oppenheimer Global Equity Fund/VA	$2,459.35	$0 to $200M	0.75%
		Next $200M	0.72%
		Next $200M	0.69%
		Next $200M	0.66%
		Next $4,200M	0.60%
		Remainder	0.58%
Oppenheimer Global Equity UCITS Fund	$108.89	Varies*
Client 1 Sub-Advised Fund	$310.95	$0 to $50M	0.45%
		Remainder	0.40%
Client 2 Sub-Advised Fund	$163.39	$0 to $100M	0.40%
		Next $250M	0.35%
		Remainder	0.30%
Client 3 Sub-Advised Fund	$308.43	$0 to $100M	0.40%
		Next $250M	0.35%
		Remainder	0.30%
Client 4 Sub-Advised Fund	$1,507.55	On all assets if total assets are less than or equal to $1 billion	0.30%
		On all assets if total assets are in excess of $1 billion	0.23%
Client 5 Sub-Advised Fund	$295.90	$0 to $50M	0.45%
		Remainder	0.40%

* Investment management fees for the Oppenheimer Global Equity UCITS Fund vary and may be 0%, 0.75%, 0.80%, 1.65%, or 2.10% depending of the share class description.

JNL/Oppenheimer Emerging Markets Innovator Fund
Similar Mandate(s)	Assets Under Management as of March 31, 2019 (USD $ millions)	Rate of Compensation
Oppenheimer Emerging Markets Innovators	$671.81	$0 to $500M	1.15%
		Next $500M	1.10%
		Next $4,000M	1.05%
		Remainder	1.00%

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JNL/Oppenheimer Emerging Markets Innovator Fund
Similar Mandate(s)	Assets Under Management as of March 31, 2019 (USD $ millions)	Rate of Compensation
Oppenheimer Emerging Markets Innovators	$32.13	Varies*
* Investment management fees for the Oppenheimer Emerging Markets Innovators UCITS Fund vary and may be 0%, 0.60%, 0.70%, 1.40%, or 2.00% depending on the share class description.

V.	Evaluation By The Board Of Trustees

The Board oversees the management of the JNL/Oppenheimer Funds. After the expiration of the initial term of a sub-advisory agreement, the Board determines annually whether to continue such agreement, as required by law.

At a meeting on February 27-March 1, 2019, the Board, including all of the Independent Trustees, considered information relating to the Invesco Sub-Advisory Agreement for the JNL/Oppenheimer Funds between the Adviser and Invesco. The Board previously approved the Oppenheimer Sub-Advisory Agreement at a Board meeting held on August 27-29, 2018.  JNAM recommended approving the Amendment to the Invesco Sub-Advisory Agreement in anticipation of Invesco’s acquisition of Oppenheimer and the resulting “change of control” at Oppenheimer and automatic termination of the Oppenheimer Sub-Advisory Agreement (the “Acquisition”).  The Board considered JNAM’s assertions that the change of control will not affect the services provided to the Funds and there will be no changes to the investment philosophy, process or investment team for the JNL/Oppenheimer Funds. The Board also considered JNAM’s assertion that the Invesco Sub-Advisory Agreement is substantially similar to the Oppenheimer Sub-Advisory Agreement. JNAM asked the Board to approve the Amendment to the Invesco Sub-Advisory Agreement, to be effective upon the termination of the Oppenheimer Sub-Advisory Agreement.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Amendment to the Invesco Sub-Advisory Agreement.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Amendment to the Invesco Sub-Advisory Agreement.  With respect to its approval of the Amendment to the Invesco Sub-Advisory Agreement, the Board noted that the Invesco Sub-Advisory Agreement was with a Sub-Adviser that already provides services to existing funds in the Trust. Thus, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Amendment to the Invesco Sub-Advisory Agreement to be effective upon the termination of the Oppenheimer Sub-Advisory Agreement.

In reviewing the Amendment to the Invesco Sub-Advisory Agreement and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of Invesco and the JNL/Oppenheimer Funds’ investment teams, (3) cost of services of Invesco, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each of the JNL/Oppenheimer Funds grow, and (6) other benefits that may accrue to Invesco through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Amendment to the Invesco Sub-Advisory Agreement.

Before approving the Amendment to the Invesco Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided

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by JNAM and Invesco and to consider the terms of the Invesco Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Amendment to the Invesco Sub-Advisory Agreement is in the best interests of the shareholders of each of the JNL/Oppenheimer Funds.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality, and extent of the services provided by Invesco. The Board noted JNAM’s evaluation of Invesco, as well as JNAM’s recommendation, based on its review of Invesco, to approve the Amendment to the Invesco Sub-Advisory Agreement.

The Board reviewed the qualifications, background, and responsibilities of Invesco’s portfolio managers who would be responsible for the day-to-day management of each of the JNL/Oppenheimer Funds and noted that the portfolio managers would not change in connection with the change of control.  The Board reviewed information pertaining to Invesco’s organizational structure, senior management, financial condition, investment operations, and other relevant information. The Board considered compliance reports about Invesco from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded each of the JNL/Oppenheimer Funds is likely to benefit from the nature, extent and quality of the services to be provided by Invesco under the Invesco Sub-Advisory Agreement.

Investment Performance

The Board noted that the JNL/Oppenheimer Emerging Markets Innovator Fund commenced operations in April 2015 and outperformed its benchmark in one of three complete calendar years since its inception, ranking in the top quintile of its custom peer group during that year. The Board also noted that the JNL/Oppenheimer Global Growth Fund outperformed its benchmark in two of the last four most recently completed calendar years. It further noted that that JNL/Oppenheimer Global Growth Fund ranked in the first quintile of its custom peer group for the 2017 calendar year and in the second quintile of its custom peer group for the 2015 calendar year. The Board considered information relating to the change of control and noted JNAM’s and Invesco’s assertions that the change of control will not affect the services provided to the JNL/Oppenheimer Funds and there will be no changes to the investment philosophy, process or investment team for the Funds. The Board concluded that it would be in the best interests of the JNL/Oppenheimer Funds and their respective shareholders to approve the Invesco Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fees to be paid to Invesco. The Board noted that the fee schedule for each of the JNL/Oppenheimer Funds will not change as a result of the change of control and will remain the same as in the Oppenheimer Sub-Advisory Agreement. The Board concluded that the sub-advisory fees are in the best interests of each of the JNL/Oppenheimer Funds and their respective shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether each of the JNL/Oppenheimer Funds’ proposed fees reflect the potential for economies of scale for the benefit of each Fund’s shareholders.  Based on information provided by JNAM and Invesco, the Board noted that the sub-advisory fee arrangement for each of the JNL/Oppenheimer Funds contains breakpoints that decrease the fee rate as assets increase and that the sub-advisory fee for each Fund is paid by JNAM (not the Fund). It further noted that the existing sub-advisory

9

fee relationship discount with Invesco would decrease the fee rates for JNL/Oppenheimer Emerging Markets Innovator Fund and JNL/Oppenheimer Global Growth Fund as these Funds’ assets increase in the future. The Board concluded that the fees in some measure share economies of scale with shareholders.

Other Benefits to Invesco

In evaluating the benefits that may accrue to Invesco through its relationship with the JNL/Oppenheimer Funds, the Board noted that Invesco may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the JNL/Oppenheimer Funds’ assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of Invesco as a result of its relationship with the JNL/Oppenheimer Funds.

In light of all the facts noted above, the Board concluded that it would be in the best interests of each of the JNL/Oppenheimer Funds and their respective shareholders to approve the Amendment to the Invesco Sub-Advisory Agreement.

VI.	Additional Information

Ownership Of The JNL/Oppenheimer Funds

As of [July 15, 2019], there were issued and outstanding the following number of shares for the JNL/Oppenheimer Funds:

Fund	Shares Outstanding
JNL/Oppenheimer Emerging Markets Innovator Fund (Class A)	[to be provided]
JNL/Oppenheimer Emerging Markets Innovator Fund (Class I)	[to be provided]
JNL/Oppenheimer Global Growth Fund (Class A)	[to be provided]
JNL/Oppenheimer Global Growth Fund (Class I)	[to be provided]

As of [July 15, 2019], the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of each class of each of the JNL/Oppenheimer Funds.

Because the shares of the JNL/Oppenheimer Funds are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), and certain affiliated funds organized as funds-of-funds, Jackson, through its separate accounts, which hold shares of the JNL/Oppenheimer Funds as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the JNL/Oppenheimer Funds.

As of [July 15, 2019], the following persons beneficially owned more than 5% of the shares of the JNL/Oppenheimer Funds.

JNL/ Oppenheimer Emerging Markets Innovator Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

JNL/Oppenheimer Global Growth Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares owned
[to be provided]	[to be provided]	[to be provided]

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the JNL/Oppenheimer Funds shares owned by the relevant separate accounts. As noted above, Variable

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Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the JNL/Oppenheimer Funds shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of [July 15, 2019], no persons have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the JNL/Oppenheimer Funds.

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2018, the JNL/Oppenheimer Funds did not pay commissions to any affiliated broker.

During the fiscal year ended December 31, 2018, the JNL/Oppenheimer Funds paid administration fees and 12b-1 fees to the Adviser and/or its affiliated persons as provided in the below table. These services have continued to be provided since the Amendment to the Invesco Sub-Advisory Agreement was approved.

Fund Name	Administration Fees	12b-1 Fees
JNL/Oppenheimer Emerging Markets Innovator Fund	$808,369	$133,583
JNL/Oppenheimer Global Growth Fund	$3,916,301	$5,735,727

VII.	Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2018 or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Life Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM also serves as the Trust’s Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the printing and distribution of this Information Statement will be paid by Invesco.

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Exhibit A

Amended and Restated Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC and Invesco Advisers, Inc.

Effective December 1, 2012

This Agreement is effective as of the 1st day of January 2010, and Amended and Restated effective as of the 1st day of December, 2012, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Adviser represents that it has entered into a Investment Advisory and Management Agreement effective as of January 31, 2001, Amended and Restated as of the 28th day of February, 2012, and further Amended and Restated as of the 1st day of December, 2012 (“Management Agreement”), with the Trust; and

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (“Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)	the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Trust’s Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Fund (collectively called the “Prospectus”).

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Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing before they become effective. Any amendments or supplements will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s receipt thereof.

3.	Management. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund and place all orders for the purchase and sale of securities, all on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth below), and will monitor the Fund’s investments, and will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Fund.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)	will conform with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)	will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

d)	will prepare and maintain such books and records with respect to the Fund’s securities transactions and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may request;

e)	will act upon instructions from Adviser not inconsistent with the fiduciary duties hereunder;

f)	will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust; and

g)	will vote proxies received in connection with securities held by the Fund consistent with its fiduciary duties hereunder.

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The Adviser and the Sub-Adviser each further agree that:

a)	to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall comply with such requirements;

b)	Sub-Adviser shall comply with all requirements of the applicable CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund, and with regard to all Funds for which it serves as Sub-Adviser; and

c)	Each of the Adviser and Sub-Adviser shall provide reasonable cooperation to the other party to assist the other party in fulfilling any disclosure or reporting requirements applicable to it with regard to its respective duties under the Agreement, or with regard to the Fund under the CEA and/or then-current CFTC regulations.

4.	Brokerage. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution”, which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Trust’s Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealers affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

5.	Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

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6.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions. The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

7.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

8.	Services to Others. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9.	Limitation of Liability. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund, any shareholder of the Fund or the Adviser in connection with the performance of Sub-Adviser's duties under this Agreement, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

10.	Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

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11.	Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.)

12.	Acknowledgements of Adviser.

a)	If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

b)	If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

13.	Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for the Fund (including CUSIP, Sedol or other appropriate security identification);

c)	Establish a Futures account and Give-Up arrangements with the list of designated brokers provided in writing to the Adviser by the Sub-Adviser; and

d)	A copy of the current compliance procedures for the Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

14.	Confidential Treatment. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Fund for a period of 15 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

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15.	Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

16.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

17.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

18.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

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In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 21st day of February, 2013, effective December 1, 2012.

Jackson National Asset Management, LLC

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and CEO

Invesco Advisers, Inc.

By:	/s/ Todd L. Spillane
Name:	Todd L. Spillane
Title:	SVP, CCO

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Schedule A

December 1, 2012

Funds
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Large Cap Growth Fund
JNL/Invesco Small Cap Growth Fund

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Schedule B

December 1, 2012

(Compensation)

JNL/Invesco Global Real Estate Fund
Average Daily Net Assets	Annual Rate
$0 to $50 Million	0.50%
Amounts over $50 Million	0.45%

JNL/Invesco International Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $250 Million	0.40%
Amounts over $250 Million	0.35%

JNL/Invesco Large Cap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	0.40%*
Amounts over $150 Million	0.35%

*For the purpose of calculating the sub-adviser fee for the JNL/Invesco Large Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Small Cap Growth Fund. For combined net assets greater than $1 billion, the sub-adviser fee will be 0.35% on all assets of the JNL/Invesco Large Cap Growth Fund.

JNL/Invesco Small Cap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $500 Million	0.60%**
Amounts over $500 Million	0.55%

** For the purpose of calculating the sub-adviser fee for the JNL/Invesco Small Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Large Cap Growth Fund, collectively. For combined net assets greater than $1 billion, the sub-adviser fee will be 0.60% on net assets up to $250 million and 0.55% on net assets greater than $250 million for the JNL/Invesco Small Cap Growth Fund.

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Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 1st day of January, 2010, and Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, the parties have agreed to amend the following sections of the Agreement:

Section 3. “Management”;

Section 11. “Duration and Termination”; and

Section 14. “Confidential Treatment”.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Add the following as a new sub-paragraph c) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”, and re-number all sub-paragraphs alphabetically thereafter:

c)	will comply with all foreign laws, regulations, and regulatory requirements as set forth by foreign regulatory agencies, as applicable;

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph e) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”:

e)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser; (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

After renumbering the sub-sections as referenced above, add the following as a new sub-paragraph f) in Section 3. “Management” after the heading entitled “The Sub-Adviser further agrees that it”:

f)	as a service provider to the Funds will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any applicable document requests;

Delete Section 11. “Duration and Termination” in its entirety, and replace it with the following:

11.       Duration and Termination.  The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement.  Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through June 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser.

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Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)

Delete Section 14. “Confidential Treatment” in its entirety, and replace it with the following:

14.        Confidential Treatment. All information and advice furnished by one party to the other party (including their respective agents, employees, and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities purchased or sold by the Fund for a period of 15 days after month end, or any list of securities held by the Fund for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end.

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 18th day of July 2013, effective May 30, 2013.

Jackson National Asset Management, LLC		Invesco Advisers, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Brian Thorp
Name:	Mark D. Nerud	Name:	Brian Thorp
Title:	President and CEO	Title:	Vice President

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Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 1st day of January, 2010, and Amended and Restated effective as of the 1st day of December, 2012 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser have agreed to reduce the sub-advisory fees for the JNL/Invesco International Growth Fund and the JNL/Invesco Small Cap Growth Fund as set forth on Schedule B, and, in connection with said reductions, Schedule B to the Agreement must be amended.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated June 3, 2013, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 18th day of July 2013, effective June 3, 2013.

Jackson National Asset Management, LLC		Invesco Advisers, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Brian Thorp
Name:	Mark D. Nerud	Name:	Brian Thorp
Title:	President and CEO	Title:	Vice President

A-12

Schedule B

Dated June 3, 2013

(Compensation)

JNL/Invesco Global Real Estate Fund
Average Daily Net Assets	Annual Rate
$0 to $50 Million	0.50%
Amounts over $50 Million	0.45%

JNL/Invesco International Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $250 Million	0.40%
$250 to $750 Million	0.35%
Amounts over $750 Million	0.30%

JNL/Invesco Large Cap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	0.40%*
Amounts over $150 Million	0.35%

*For the purpose of calculating the sub-adviser fee for the JNL/Invesco Large Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Small Cap Growth Fund. For combined net assets greater than $1 billion, the sub-adviser fee will be 0.35% on all assets of the JNL/Invesco Large Cap Growth Fund.

JNL/Invesco Small Cap Growth Fund
Average Daily Net Assets	Annual Rate
All Assets	0.55%**

** For the purpose of calculating the sub-adviser fee for the JNL/Invesco Small Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Large Cap Growth Fund, collectively. For combined net assets greater than $1 billion, the sub-adviser fee will be 0.55% on all net assets for the JNL/Invesco Small Cap Growth Fund.

A-13

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended effective May 30, 2013 and June 3, 2013 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management”.

Whereas, the Sub-Adviser has agreed to replace Lazard Asset Management LLC as sub-adviser for the JNL/Lazard Mid Cap Equity Fund of the Trust, which will subsequently be renamed the JNL/Invesco Mid Cap Value Fund.

Whereas, pursuant to this sub-adviser replacement, the Adviser and the Sub-Adviser have agreed to amend Schedule A and Schedule B of the Agreement to add the JNL/Invesco Mid Cap Value Fund, and to revise the current fee schedule for said fund.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	In Section 3. “Management”, delete the last sentence of the first paragraph (regarding Section 817(h)) and replace it with the following:

Sub-Adviser, solely with respect to the assets of the Fund that are under its management pursuant to this Agreement, is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Fund.

2.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 16, 2013, attached hereto.

3.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 16, 2013, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 25th day of July 2013, effective September 16, 2013.

Jackson National Asset Management, LLC		Invesco Advisers, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Brian Thorp
Name:	Mark D. Nerud	Name:	Brian Thorp
Title:	President and CEO	Title:	Vice President

A-14

Schedule A

Dated September 16, 2013

Funds
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Large Cap Growth Fund
JNL/Invesco Mid Cap Value Fund
JNL/Invesco Small Cap Growth Fund

A-15

Schedule B

Dated September 16, 2013

(Compensation)

JNL/Invesco Global Real Estate Fund
Average Daily Net Assets	Annual Rate
$0 to $50 Million	0.50%
Amounts over $50 Million	0.45%

JNL/Invesco International Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $250 Million	0.40%
$250 to $750 Million	0.35%
Amounts over $750 Million	0.30%

JNL/Invesco Large Cap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	0.40%*
Amounts over $150 Million	0.35%

*For the purpose of calculating the sub-adviser fee for the JNL/Invesco Large Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Small Cap Growth Fund. For combined net assets greater than $1 billion, the sub-adviser fee will be 0.35% on all assets of the JNL/Invesco Large Cap Growth Fund.

JNL/Invesco Mid Cap Value Fund
Average Daily Net Assets	Annual Rate
$0 to $250 Million	0.45%
$250 to $500 Million	0.40%
Amounts Over $500 Million	0.35%

JNL/Invesco Small Cap Growth Fund
Average Daily Net Assets	Annual Rate
All Assets	0.55%**

** For the purpose of calculating the sub-adviser fee for the JNL/Invesco Small Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Large Cap Growth Fund, collectively. For combined net assets greater than $1 billion, the sub-adviser fee will be 0.55% on all net assets for the JNL/Invesco Small Cap Growth Fund.

A-16

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 30, 2013, June 3, 2013, and September 16, 2013 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (“Funds”) of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 11. “Duration and Termination”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement, as follows:

Delete Section 11. “Duration and Termination” in its entirety, and replace with the following:

11.	Duration and Termination. The Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the effective date of the initial Investment Sub-Advisory Agreement with regard to all Fund(s) covered by this Agreement. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30th of each successive year following the initial two year period, for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund(s), and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)

This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 15th day of July 2014, effective June 4, 2014.

Jackson National Asset Management, LLC		Invesco Advisers, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Brian Thorp
Name:	Mark D. Nerud	Name:	Brian Thorp
Title:	President and CEO	Title:	Vice President

A-17

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 30, 2013, June 3, 2013, September 16, 2013 and June 4, 2014 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser have agreed to reduce the sub-advisory fees for the JNL/Invesco International Growth Fund as set forth on Schedule B, and, in connection with said reductions, Schedule B to the Agreement must be amended.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 1, 2015, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 30th day of December 2014, effective January 1, 2015.

Jackson National Asset Management, LLC		Invesco Advisers, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Brian Thorp
Name:	Mark D. Nerud	Name:	Brian Thorp
Title:	President and CEO	Title:	Vice President

A-18

Schedule B

Dated January 1, 2015

(Compensation)

JNL/Invesco Global Real Estate Fund
Average Daily Net Assets	Annual Rate
$0 to $50 Million	0.50%
Amounts over $50 Million	0.45%

JNL/Invesco International Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $250 Million	0.40%
$250 Million to $750 Million	0.35%
$750 Million to $1 Billion	0.30%
$1 Billion to $2 Billion	0.275%
Amounts over $2 Billion	0.25%

JNL/Invesco Large Cap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	0.40%*
Amounts over $150 Million	0.35%

*For the purpose of calculating the sub-adviser fee for the JNL/Invesco Large Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Small Cap Growth Fund. For combined net assets greater than $1 billion, the sub-adviser fee will be 0.35% on all assets of the JNL/Invesco Large Cap Growth Fund.

JNL/Invesco Mid Cap Value Fund
Average Daily Net Assets	Annual Rate
$0 to $250 Million	0.45%
$250 to $500 Million	0.40%
Amounts Over $500 Million	0.35%

JNL/Invesco Small Cap Growth Fund
Average Daily Net Assets	Annual Rate
All Assets	0.55%**

** For the purpose of calculating the sub-adviser fee for the JNL/Invesco Small Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Large Cap Growth Fund, collectively. For combined net assets greater than $1 billion, the sub-adviser fee will be 0.55% on all net assets for the JNL/Invesco Small Cap Growth Fund.

A-19

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 30, 2013, June 3, 2013, September 16, 2013, June 4, 2014 and January 1, 2015 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, the parties have agreed to amend the Agreement to add the following new fund: the JNL Multi-Manager Alternative Fund and its’ respective fees, effective April 27, 2015.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 27, 2015, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 27, 2015, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 19th day of March 2015, effective April 27, 2015.

Jackson National Asset Management, LLC		Invesco Advisers, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Brian Thorp
Name:	Mark D. Nerud	Name:	Brian Thorp
Title:	President and CEO	Title:	Vice President

A-20

Schedule A

Dated April 27, 2015

Funds
JNL Multi-Manager Alternative Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Large Cap Growth Fund
JNL/Invesco Mid Cap Value Fund
JNL/Invesco Small Cap Growth Fund

A-21

Schedule B

Dated April 27, 2015

(Compensation)

JNL Multi-Manager Alternative Fund*
Fees Omitted

*	For the portion of the Average Daily Net Assets managed by Invesco Advisers, Inc.

JNL/Invesco Global Real Estate Fund
Average Daily Net Assets	Annual Rate
$0 to $50 Million	0.50%
Amounts over $50 Million	0.45%

JNL/Invesco International Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $250 Million	0.40%
$250 Million to $750 Million	0.35%
$750 Million to $1 Billion	0.30%
$1 Billion to $2 Billion	0.275%
Amounts over $2 Billion	0.25%

JNL/Invesco Large Cap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	0.40%**
Amounts over $150 Million	0.35%

** For the purpose of calculating the sub-adviser fee for the JNL/Invesco Large Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Small Cap Growth Fund. For combined net assets greater than $1 billion, the sub-adviser fee will be 0.35% on all assets of the JNL/Invesco Large Cap Growth Fund.

A-22

JNL/Invesco Mid Cap Value Fund
Average Daily Net Assets	Annual Rate
$0 to $250 Million	0.45%
$250 to $500 Million	0.40%
Amounts Over $500 Million	0.35%

JNL/Invesco Small Cap Growth Fund
Average Daily Net Assets	Annual Rate
All Assets	0.55%***

*** For the purpose of calculating the sub-adviser fee for the JNL/Invesco Small Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Large Cap Growth Fund, collectively. For combined net assets greater than $1 billion, the sub-adviser fee will be 0.55% on all net assets for the JNL/Invesco Small Cap Growth Fund.

A-23

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 30, 2013, June 3, 2013, September 16, 2013, June 4, 2014, January 1, 2015 and April 27, 2015 (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”).

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser have agreed to reduce the sub-advisory fees as set forth on Schedule B, and, in connection with said reductions, Schedule B to the Agreement must be amended.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 1, 2016, attached hereto.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective January 1, 2016.

Jackson National Asset Management, LLC		Invesco Advisers, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Brian Thorp
Name:	Mark D. Nerud	Name:	Brian Thorp
Title:	President and CEO	Title:	Vice President

A-24

Schedule B

Dated January 1, 2016

(Compensation)

JNL Multi-Manager Alternative Fund*
Fees Omitted

*	For the portion of the Average Daily Net Assets managed by Invesco Advisers, Inc.

JNL/Invesco Global Real Estate Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $50 Million	0.50%
Amounts over $50 Million	0.45%

JNL/Invesco International Growth Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $250 Million	0.40%
$250 Million to $750 Million	0.35%
$750 Million to $1 Billion	0.30%
$1 Billion to $2 Billion	0.275%
Amounts over $2 Billion	0.25%

JNL/Invesco Large Cap Growth Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $500 Million	0.35%**
Amounts over $500 Million	0.325%**

**	For the purpose of calculating the sub-adviser fee for the JNL/Invesco Large Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, and the JNL/Invesco Small Cap Growth Fund. For combined net assets greater than $1 billion, the sub-adviser fee will be 0.325% for average daily net assets between $0-$2 billion and 0.275% for average daily net assets exceeding $2 billion for the JNL/Invesco Large Cap Growth Fund.

JNL/Invesco Mid Cap Value Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $250 Million	0.45%
$250 to $500 Million	0.40%
Amounts Over $500 Million	0.35%

A-25

JNL/Invesco Small Cap Growth Fund
Average Daily Net Assets	Annual Rate(1)
All Assets	0.55%***

(1)	For the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Alternative Fund (the portion of Average Daily Net Assets managed by Invesco Advisers, Inc.), the JNL/lnvesco International Growth Fund, the JNL/lnvesco Global Real Estate Fund, the JNL/lnvesco Large Cap Growth Fund, the JNL/lnvesco Mid Cap Value Fund, and the JNL/lnvesco Small Cap Growth Fund, the following fee discount will be applied to total sub-advisory fees based on the average daily aggregate net assets of the Funds: 2.5% fee reduction for assets between $2.5 billion and $5 billion, 5% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, a 10% fee reduction for assets over $10 billion.

A-26

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended May 30, 2013, June 3, 2013, September 16, 2013, June 4, 2014, January 1, 2015, April 27, 2015 and January 1, 2016 (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (the “Trust”).

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Adviser and the Sub-Adviser have agreed to include the JNL/Invesco China-India Fund, to be sub-advised by Invesco Hong Kong Limited, an affiliate of the Sub-Adviser, effective April 25, 2016, in the relationship pricing as footnoted on Schedule B; therefore, Schedule B to the Agreement must be amended.

Whereas, pursuant to the merger of the JNL/Invesco Large Cap Growth Fund of the Trust into another fund of the Trust, the Adviser and the Sub-Adviser have agreed to amend Schedule A and Schedule B of the Agreement to remove the JNL/Invesco Large Cap Growth Fund and its respective fees.

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 25, 2016, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 25, 2016, attached hereto.

3.	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4.	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective April 25, 2016.

Jackson National Asset Management, LLC		Invesco Advisers, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Brian Thorp
Name:	Mark D. Nerud	Name:	Brian Thorp
Title:	President and CEO	Title:	Vice President

A-27

Schedule A

Dated April 25, 2016

Funds
JNL Multi-Manager Alternative Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Mid Cap Value Fund
JNL/Invesco Small Cap Growth Fund

A-28

Schedule B

Dated April 25, 2016

(Compensation)

JNL Multi-Manager Alternative Fund*
Fees Omitted

*	For the portion of the Average Daily Net Assets managed by Invesco Advisers, Inc.

JNL/Invesco Global Real Estate Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $50 Million	0.50%
Amounts over $50 Million	0.45%

JNL/Invesco International Growth Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $250 Million	0.40%
$250 Million to $750 Million	0.35%
$750 Million to $1 Billion	0.30%
$1 Billion to $2 Billion	0.275%
Amounts over $2 Billion	0.25%

JNL/Invesco Mid Cap Value Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $250 Million	0.45%
$250 to $500 Million	0.40%
Amounts Over $500 Million	0.35%

JNL/Invesco Small Cap Growth Fund
Average Daily Net Assets	Annual Rate(1)
All Assets	0.55%

(1)	For the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Alternative Fund (the portion of Average Daily Net Assets managed by Invesco Advisers, Inc.), JNL/lnvesco Global Real Estate Fund, JNL/lnvesco International Growth Fund, JNL/lnvesco Mid Cap Value Fund, JNL/lnvesco Small Cap Growth Fund, and the JNL/Invesco China-India Fund (which is sub-advised by affiliate Invesco Hong Kong Limited), the following fee discount will be applied to total sub-advisory fees based on the average daily aggregate net assets of the Funds: 2.5% fee reduction for assets between $2.5 billion and $5 billion, 5% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, a 10% fee reduction for assets over $10 billion.

A-29

Amendment

to Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

And Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser entered into an Investment Sub-Advisory Agreement effective as of the 1st day of January, 2010, as Amended and Restated effective as of the 1st day of December, 2012, and as further amended (“Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (“Trust”), as listed on Schedule A to the Agreement.

Whereas, the parties have agreed to amend the following section of the Agreement:

Section 3. “Management.”

Now Therefore, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

The following shall be inserted as sub-paragraph k) in Section 3. “Management.” under the heading entitled: “The Sub-Adviser further agrees that it:”

k)	at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser shall, at its expense, bear any reasonable fees or costs associated with regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding regulatory investigations and litigation for services provided and/or fees charged by the Adviser or any third party and/or fees charged pursuant to this Agreement); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund. The Adviser shall, at its expense, bear any reasonable fees or costs associated with regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Adviser (but excluding regulatory investigations and litigation for services provided and/or fees charged by the Sub-Adviser or any third party and/or fees charged pursuant to this Agreement) and (ii) the Adviser’s or Fund’s general business operations that require the involvement or participation of the Sub-Adviser. A party’s aggregate liability to the other for all fees and costs under this section shall not exceed the aggregate fees paid by Adviser to Sub-Adviser during the prior 12 months. Notwithstanding the foregoing, the limitations of liability set forth above shall not apply to any indemnification obligations hereunder.

A-30

Add the following as a new sub-paragraph d) under Section 3. “Management.” after the heading entitled: “The Adviser and the Sub-Adviser each further agree that:”

d)	Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in each Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, enter into and perform, on behalf of a Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, International Swaps & Derivatives Association (ISDA) Master Agreements or amendments, Credit Support Annexes (and any schedules thereto), LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with each Fund’s investment activities (collectively, “Derivatives Contracts”); and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.

Add the following as a new sub-paragraph e) under Section 3. “Management.” after the heading entitled: “The Adviser and the Sub-Adviser each further agree that:”

e)	the Adviser will cooperate fully, and cause the Fund to cooperate fully, with the Sub-Adviser as the Sub-Adviser reasonably deems necessary or appropriate to ensure that the Fund and/or the Adviser, as the case may be, performs its obligations under any Derivatives Contracts.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed and effective as of August 31, 2016.

Jackson National Asset Management, LLC		Invesco Advisers, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Peter Gallagher
Name:	Mark D. Nerud	Name:	Peter Gallagher
Title:	President and CEO	Title:	Vice President

A-31

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios of JNL Series Trust (the “Trust”).

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the JNL/Invesco Diversified Dividend Fund as a new fund of the Trust, effective September 25, 2017.

Whereas, the Parties have agreed to amend the Agreement to add the JNL/Invesco Diversified Dividend Fund and its fees, effective September 25, 2017.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 25, 2017, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 25, 2017, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective as of September 25, 2017.

Jackson National Asset Management, LLC		Invesco Advisers, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Veronica Castillo
Name:	Mark D. Nerud	Name:	Veronica Castillo
Title:	President and CEO	Title:	Assistant Secretary

A-32

Schedule A

Dated September 25, 2017

Funds
JNL Multi-Manager Alternative Fund
JNL/Invesco Diversified Dividend Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Mid Cap Value Fund
JNL/Invesco Small Cap Growth Fund

A-33

Schedule B

Dated September 25, 2017

(Compensation)

JNL Multi-Manager Alternative Fund*
Fees Omitted

*	For the portion of the Average Daily Net Assets managed by Invesco Advisers, Inc.

JNL/Invesco Diversified Dividend Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $500 million	0.350%
$500 million to $1 billion	0.300%
$1 billion to $1.5 billion	0.285%
Amounts over $1.5 billion	0.250%

JNL/Invesco Global Real Estate Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $50 million	0.500%
Amounts over $50 million	0.450%

JNL/Invesco International Growth Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $250 million	0.400%
$250 million to $750 million	0.350%
$750 million to $1 billion	0.300%
$1 billion to $2 billion	0.275%
Amounts over $2 billion	0.250%

JNL/Invesco Mid Cap Value Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $250 million	0.450%
$250 to $500 million	0.400%
Amounts Over $500 million	0.350%

A-34

JNL/Invesco Small Cap Growth Fund
Average Daily Net Assets	Annual Rate(1)
All Assets	0.550%

(1)	For the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Alternative Fund (the portion of Average Daily Net Assets managed by Invesco Advisers, Inc.), the JNL/Invesco Diversified Dividend Fund, the JNL/lnvesco Global Real Estate Fund, the JNL/lnvesco International Growth Fund, the JNL/lnvesco Mid Cap Value Fund, the JNL/lnvesco Small Cap Growth Fund, and the JNL/Invesco China-India Fund (which is sub-advised by affiliate Invesco Hong Kong Limited), the following fee discount will be applied to total sub-advisory fees based on the average daily aggregate net assets of the Funds: 2.5% fee reduction for assets between $2.5 billion and $5 billion, 5% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, a 10% fee reduction for assets over $10 billion.

A-35

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Parties have agreed to amend the Schedule B to the Agreement to reflect fee reductions for the JNL/Invesco Global Real Estate Fund and the JNL/Invesco Small Cap Growth Fund, effective April 30, 2018.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 30, 2018, attached hereto.

2.	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

3.	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective April 30, 2018.

Jackson National Asset Management, LLC		Invesco Advisers, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ J. Clint Harris II
Name:	Mark D. Nerud	Name:	J. Clint Harris II
Title:	President and CEO	Title:	Head of Wealth Mgt. Platforms

A-36

Schedule B

Dated April 30, 2018

(Compensation)

JNL Multi-Manager Alternative Fund*
Fees Omitted

*	For the portion of the Average Daily Net Assets managed by Invesco Advisers, Inc.

JNL/Invesco Diversified Dividend Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $500 million	0.350%
$500 million to $1 billion	0.300%
$1 billion to $1.5 billion	0.285%
Amounts over $1.5 billion	0.250%

JNL/Invesco Global Real Estate Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $50 million	0.500%
$50 million to $1 billion	0.450%
Amounts over $ 1 billion	0.400%

JNL/Invesco International Growth Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $250 million	0.400%
$250 million to $750 million	0.350%
$750 million to $1 billion	0.300%
$1 billion to $2 billion	0.275%
Amounts over $2 billion	0.250%

JNL/Invesco Mid Cap Value Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $250 million	0.450%
$250 to $500 million	0.400%
Amounts Over $500 million	0.350%

A-37

JNL/Invesco Small Cap Growth Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $1 billion	0.500%
Amounts over $ 1 billion	0.450%

(1)	For the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Alternative Fund (the portion of Average Daily Net Assets managed by Invesco Advisers, Inc.), the JNL/Invesco Diversified Dividend Fund, the JNL/lnvesco Global Real Estate Fund, the JNL/lnvesco International Growth Fund, the JNL/lnvesco Mid Cap Value Fund, the JNL/lnvesco Small Cap Growth Fund, and the JNL/Invesco China-India Fund (which is sub-advised by affiliate Invesco Hong Kong Limited), the following fee discount will be applied to total sub-advisory fees based on the average daily aggregate net assets of the Funds: 2.5% fee reduction for assets between $2.5 billion and $5 billion, 5% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, a 10% fee reduction for assets over $10 billion.

A-38

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved the reorganization of the JNL/Invesco Mid Cap Value Fund into the JNL/MFS Mid Cap Value Fund, effective August 13, 2018, thereby terminating the Agreement with respect to the JNL/Invesco Mid Cap Value Fund, effective August 13, 2018.

Whereas, the Parties have agreed to amend the Agreement to remove the JNL/Invesco Mid Cap Value Fund and its fees, effective August 13, 2018.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated August 13, 2018, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated August 13, 2018, attached hereto.

3.	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4.	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5.	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

A-39

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective August 13, 2018.

Jackson National Asset Management, LLC		Invesco Advisers, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ J. Clint Harris II
Name:	Mark D. Nerud	Name:	J. Clint Harris II
Title:	President and CEO	Title:	Head of Wealth Mgt. Platforms

A-40

Schedule A

Dated August 13, 2018

Funds
JNL Multi-Manager Alternative Fund
JNL/Invesco Diversified Dividend Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Small Cap Growth Fund

A-41

Schedule B

Dated August 13, 2018

(Compensation)

JNL Multi-Manager Alternative Fund*
Fees Omitted

*	For the portion of the Average Daily Net Assets managed by Invesco Advisers, Inc.

JNL/Invesco Diversified Dividend Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $500 million	0.350%
$500 million to $1 billion	0.300%
$1 billion to $1.5 billion	0.285%
Amounts over $1.5 billion	0.250%

JNL/Invesco Global Real Estate Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $50 million	0.500%
$50 million to $1 billion	0.450%
Amounts over $ 1 billion	0.400%

JNL/Invesco International Growth Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $250 million	0.400%
$250 million to $750 million	0.350%
$750 million to $1 billion	0.300%
$1 billion to $2 billion	0.275%
Amounts over $2 billion	0.250%

JNL/Invesco Small Cap Growth Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $1 billion	0.500%
Amounts over $ 1 billion	0.450%

(1)	For the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Alternative Fund (the portion of Average Daily Net Assets managed by Invesco Advisers, Inc.), the JNL/Invesco Diversified Dividend Fund, the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, the JNL/Invesco Small Cap Growth Fund, and the JNL/Invesco China-India Fund (which is sub-advised by affiliate Invesco Hong Kong Limited), the following fee discount will be applied to total sub-advisory fees based on the average daily aggregate net assets of the Funds: 2.5% fee reduction for assets between $2.5 billion and $5 billion, 5% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, a 10% fee reduction for assets over $10 billion.

A-42

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, for clarity regarding multi-managed funds, the Board of Trustees of the Trust, has approved, and the Parties have agreed, to amend the following sections of the Agreement:

The third “Whereas” clause of the introductory section; and

Section 1. “Appointment”.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	The third “Whereas” clause in the introductory section of the Agreement is hereby deleted and replaced with the following paragraphs:

“Whereas, the fund or funds listed on Schedule A hereto (each, a “Fund”) are series of the Trust;

Whereas, the Board of Trustees of the Trust and the Adviser desires that the Adviser retain the Sub-Adviser as Adviser’s agent to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth;”

2)	The first paragraph of Section 1. “Appointment” of the Agreement is hereby deleted and replaced with the following paragraph:

1.	Appointment. The Adviser hereby appoints Sub-Adviser to act as the investment sub-adviser for each Fund, subject to the supervision and control of the Adviser and the Board of Trustees of the Trust and in accordance with the terms and conditions of this Agreement. Such appointment may be limited to a portion of Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to the “Fund” or “Funds” in this Agreement shall refer to the portion of Trust assets allocated to the Sub-Adviser by the Adviser, except where the context otherwise indicates. The Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

A-43

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective August 31, 2018.

Jackson National Asset Management, LLC		Invesco Advisers, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ J. Clint Harris II
Name:	Mark D. Nerud	Name:	J. Clint Harris II
Title:	President and CEO	Title:	Head of Wealth Mgt. Platforms

A-44

Amendment

to Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement, effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Parties have agreed to amend the Schedule B to the Agreement to reflect fee reductions for all funds, effective January 1, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 1, 2019, attached hereto.

2.	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3.	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4.	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Amendment to be executed, effective January 1, 2019.

Jackson National Asset Management, LLC		Invesco Advisers, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ J. Clint Harris II
Name:	Mark D. Nerud	Name:	J. Clint Harris II
Title:	President and CEO	Title:	Head of Wealth Mgt. Platforms

A-45

Schedule B

Dated January 1, 2019

(Compensation)

JNL Multi-Manager Alternative Fund*
Fees Omitted

*	For the portion of the Average Daily Net Assets managed by Invesco Advisers, Inc.

JNL/Invesco Diversified Dividend Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $500 million	0.350%
$500 million to $1 billion	0.300%
$1 billion to $1.5 billion	0.285%
Amounts over $1.5 billion	0.250%

JNL/Invesco Global Real Estate Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $50 million	0.500%
$50 million to $1 billion	0.450%
Amounts over $ 1 billion	0.400%

JNL/Invesco International Growth Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $250 million	0.400%
$250 million to $750 million	0.350%
$750 million to $1 billion	0.300%
$1 billion to $2 billion	0.275%
Amounts over $2 billion	0.250%

JNL/Invesco Small Cap Growth Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $1 billion	0.500%
Amounts over $ 1 billion	0.450%

(1)	For the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Alternative Fund (the portion of Average Daily Net Assets managed by Invesco Advisers, Inc.), the JNL/Invesco Diversified Dividend Fund, the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, the JNL/Invesco Small Cap Growth Fund, and the JNL/Invesco China-India Fund (which is sub-advised by affiliate Invesco Hong Kong Limited), the following fee discount will be applied to total sub-advisory fees based on the average daily aggregate net assets of the Funds: 2.5% fee reduction for assets between $0 and $2.5 billion, 3.0% fee reduction for assets between $2.5 billion and $5 billion, 5% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, a 10% fee reduction for assets over $10 billion.

A-46

Amendment to

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Invesco Advisers, Inc.

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement, effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each a “Fund,” and collectively, the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, pursuant to a change of control for OppenheimerFunds, Inc., the Board of Trustees of the Trust approved the Sub-Adviser to sub-advise the JNL/Oppenheimer Emerging Markets Innovator Fund and the JNL/Oppenheimer Global Growth Fund.

Whereas, the Parties have agreed to amend the Agreement to add the JNL/Oppenheimer Emerging Markets Innovator Fund and the JNL/Oppenheimer Global Growth Fund and each fund’s respective fees, effective May 24, 2019.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced, in its entirety, with Schedule A dated May 24, 2019, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced, in its entirety, with Schedule B dated May 24, 2019, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect, in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

A-47

In Witness Whereof, the Parties have caused this Amendment to be executed, effective May 24, 2019.

Jackson National Asset Management, LLC		Invesco Advisers, Inc.

By:	/s/ Mark D. Nerud	By:	/s/ Melissa Rogers
Name:	Mark D. Nerud	Name:	Melissa Rogers
Title:	President and CEO	Title:	Director of Sales Strategy & Admin.

A-48

Schedule A

Dated May 24, 2019

Funds
JNL Multi-Manager Alternative Fund
JNL/Invesco Diversified Dividend Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Small Cap Growth Fund
JNL/Oppenheimer Emerging Markets Innovator Fund
JNL/Oppenheimer Global Growth Fund

A-49

Schedule B

Dated May 24, 2019

(Compensation)

JNL Multi-Manager Alternative Fund*
Fees Omitted

*	For the portion of the Average Daily Net Assets managed by Invesco Advisers, Inc.

JNL/Invesco Diversified Dividend Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $500 million	0.350%
$500 million to $1 billion	0.300%
$1 billion to $1.5 billion	0.285%
Amounts over $1.5 billion	0.250%

JNL/Invesco Global Real Estate Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $50 million	0.500%
$50 million to $1 billion	0.450%
Amounts over $ 1 billion	0.400%

JNL/Invesco International Growth Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $250 million	0.400%
$250 million to $750 million	0.350%
$750 million to $1 billion	0.300%
$1 billion to $2 billion	0.275%
Amounts over $2 billion	0.250%

JNL/Invesco Small Cap Growth Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $1 billion	0.500%
Amounts over $ 1 billion	0.450%

JNL/Oppenheimer Emerging Markets Innovator Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $500 million	0.80%
Amounts over $500 million	0.70%

A-50

JNL/Oppenheimer Global Growth Fund
Average Daily Net Assets	Annual Rate(1)
$0 to $1 billion	0.30%*
Amounts over $1 billion	0.23%

* When net assets exceed $1 billion, the annual rate will be 0.23%.

(1)	For the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Alternative Fund (the portion of Average Daily Net Assets managed by Invesco Advisers, Inc.), the JNL/Invesco Diversified Dividend Fund, the JNL/Invesco Global Real Estate Fund, the JNL/Invesco International Growth Fund, the JNL/Invesco Small Cap Growth Fund, the JNL/Oppenheimer Emerging Markets Innovator Fund, the JNL/Oppenheimer Global Growth Fund, and the JNL/Invesco China-India Fund (which is sub-advised by affiliate Invesco Hong Kong Limited), the following fee discount will be applied to total sub-advisory fees based on the average daily aggregate net assets of the Funds: 2.5% fee reduction for assets between $0 and $2.5 billion, 3.0% fee reduction for assets between $2.5 billion and $5 billion, 5% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, a 10% fee reduction for assets over $10 billion.

A-51